Exhibit 10.5

股权质押协议之补充协议
Supplementary Agreement to Equity Pledge
Agreement

本股权质押协议之补充协议（下称“本补充协议”）由下列各方（下称“协议各方”）于2022年10月28日在中国北京签订：

This Supplementary Agreement to this Equity Pledge Agreement (hereinafter referred to as the “Supplementary Agreement”) is entered into by and between the following parties (the “Parties”) on October 28, 2022, Beijing, China:

甲方：浙江乐燊科技有限公司，统一社会信用代码：91330522MA2JKPG237
Party a: Zhejiang leshen technology co., ltd., unified social credit code: 91330522MA2JKPG237.

地址：浙江省湖州市长兴县洪桥镇工业园区科技孵化园
Address: Science and Technology Incubation Park, Hongqiao Town Industrial Park, Changxing County, Huzhou City, Zhejiang Province

乙方：
Party B:

封保华，身份证号：110103198105090038
Feng Baohua, ID number: 110103198105090038

地址：北京市海淀区知春路卫星大厦408
Address: Room 408, Satellite Building, Zhichun Road, Haidian District, Beijing

深圳市乐盟投资合伙企业（有限合伙），统一社会信用代码：91440300MA5DD1QC52
Shenzhen Lemeng Investment Partnership (Limited Partnership), unified social credit code: 91440300MA5DD1QC52

地址：深圳市前海深港合作区前湾一路1号A栋201室（入驻深圳市前海商务秘书有限公司）
Address: Room 201, Building A, No.1 Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (settled in Shenzhen Qianhai Business Secretary Co., Ltd.)

韩冰，身份证号：310101197911132044
Han Bing, ID number: 310101197911132044

地址：北京市海淀区知春路卫星大厦408
Address: Room 408, Satellite Building, Zhichun Road, Haidian District, Beijing

宁波淳信长赢启明投资中心（有限合伙），统一社会信用代码：91330201MA2812981M
Ningbo Chunxin Changying Qiming Investment Center (Limited Partnership), unified social credit code: 91330201MA2812981M

地址：宁波保税区鸿海商贸楼330-2-1室
Address: Room 330-2-1, Honghai Commercial Building, Ningbo Free Trade Zone

唐锡威，身份证号：440682199207166017
Tang Xiwei, ID number: 440682199207166017

地址：深圳市南山区创业路1777号海信南方大厦25楼
Address: 25th floor, Hisense South Building, No.1777 Chuangye Road, Nanshan District, Shenzhen

东莞中科中广创业投资有限公司，统一社会信用代码：91441900068456872Y
Dongguan zhongke zhongguang venture capital co., ltd, unified social credit code: 91441900068456872Y

地址：东莞市南城区会展北路6号鸿发大厦17楼02室
Address: Room 02, 17th Floor, Hongfa Building, No.6 Huizhan North Road, Nancheng District, Dongguan

涂海川，身份证号：450103198011172532
Tu Haichuan, ID number: 45010319801172532

地址：广西南宁青秀区新竹路30号气象小区
Address: Meteorological Community, No.30 Xinzhu Road, Qingxiu District, Nanning, Guangxi

丙方：李向达，身份证号：140102198206263451

Party C: Li Xiangda, ID number: 140102198206263451.

地址：北京市朝阳区朝阳门外大街6号楼21楼2205号
Address: No.2205, 21st floor, Building 6, Chaoyangmenwai Street, Chaoyang District, Beijing

鉴于：
Whereas:

1.	甲方是一家在中华人民共和国境内依法注册成立并有效存续的外商投资企业； Party A is a foreign-invested enterprise legally registered and validly existing in People’s Republic of China (PRC);

2.	北京乐盟互动科技有限公司（下称“乐盟互动”）是一家在中国注册成立的有限责任公司，乙方各方为乐盟互动的股东；
Beijing Lemeng Interactive Technology Co., Ltd. (hereinafter referred to as “Lemeng Interaction”) is a limited liability company incorporated in China, and each party of Party B is the shareholder of Lemong Interaction;

3.	甲方与乙方各方于2021年10月1日签订了《股权质押协议》（下称“主协议”），乙方各方将其在乐盟互动中拥有的全部股权质押给甲方，以保证甲方、乙方各方与乐盟互动于2021年10月1日签订的《独家咨询和服务协议》、《独家购买权协议》等协议的履行；
Party A and Party B signed the Equity Pledge Agreement (hereinafter referred to as the “Master Agreement”) on October 1, 2021, and each party of Party B pledges all the shares it owns in the Lemong interaction to Party A to ensure the performance of the Exclusive Consulting and Service Agreement and the Exclusive Purchase Right Agreement signed by Party A, Party B and Lemong on October 1, 2021;

4.	甲方、乙方各方与乐盟互动于2021年10月1日签订了《独家购买权协议》，甲方、乙方各方与乐盟互动于2021年10月1日签订了《股东权利委托协议》，甲方与乐盟互动于2021年10月1日签订了《独家咨询和服务协议》（该等协议与主协议统称“交易文件”）；
On October 1, 2021, Party A and Party B signed the Exclusive Purchase Right Agreement with LeMeng Interactive, and on October 1, 2021, Party A and Party B signed the Shareholders’ Rights Delegation Agreement with LeMeng Interactive, and on October 1, 2021, Party A and LeMeng Interactive signed the Exclusive Consulting and Service Agreement (these agreements and the master agreement are collectively referred to as “transaction documents”).

5.	现韩冰有意将其持有的乐盟互动全部股权转让给丙方（下称“股权转让”），转让完成后，乐盟互动的股权结构为封保华持股38.97%，深圳市乐盟投资合伙企业（有限合伙）持股26.00%，李向达持股18.13%，宁波淳信长赢启明投资中心（有限合伙）持股8.59%，唐锡威持股4.99%，东莞中科中广创业投资有限公司持股2.77%，涂海川持股0.55%（封保华、深圳市乐盟投资合伙企业（有限合伙）、李向达、宁波淳信长赢启明投资中心（有限合伙）、唐锡威、东莞中科中广创业投资有限公司、涂海川以下合称“出质人”。
At present, Han Bing intends to transfer all shares of Lemeng Interaction held by Han Bing to Party C (hereinafter referred to as “equity transfer”). After the transfer, the equity structure of Lemeng Interaction is 38.97% of Feng Baohua, 26.00% of Shenzhen Lemeng Investment Partnership (Limited Partnership), 18.13% for Li Xiangda, 8.59% for Ningbo Chunxinchang Yinqiming Investment Center (Limited Partnership), 4.99% for Tang Xiwei, 2.77% for Dongguan Zhongguang Venture Investment Co., Ltd. and 0.55% for Tuhaichuan (Fengbaohua and Shenzhen Lemeng Investment Partnership (Limited Partnership), Li Xiangda, Ningbo Chunchunchang Qiming Investment Center (Limited Partnership), Tang Xiwei, Dongguan Zhongguang Venture Investment Co., Ltd. Tu Haichuan is collectively referred to as “Pledgor”.

据此，协议各方经过友好协商，本着平等互利的原则，达成本补充协议以资遵守：
Accordingly, the parties to the agreement, through friendly consultation and based on the principle of equality and mutual benefit, reach this supplementary agreement for compliance:

一、协议各方一致同意韩冰将其在乐盟互动中拥有的全部股权转让给丙方，自股权转让工商变更登记完成之日起，韩冰在主协议及交易文件项下的权利享有、义务履行及责任承担全部随之转让给丙方承继，韩冰不再是主协议主体，由丙方作为主协议的主体继续履行主协议及其他交易文件。
All parties hereto agree that Han Bing transfers all the shares it owns in the Lemeng interaction to Party C. From the date of completion of industrial and commercial change registration of equity transfer, Han Bing’s rights, obligations and liabilities under the Master Agreement and Transaction Documents shall be transferred to Party C for succession. Han Bing is no longer the subject of the Master Agreement, and Party C shall continue to perform the Master Agreement and other transaction documents as the subject of the Master Agreement.

二、为保证股权转让相关手续顺利完成，协议各方有义务配合完成韩冰在乐盟互动中拥有的股权的质押解除手续，股权转让完成后，丙方按照主协议和本补充协议的约定重新将其在乐盟互动中拥有的全部股权质押给甲方。
In order to ensure the smooth completion of relevant procedures for equity transfer, each party hereto shall be obliged to cooperate to complete the cancellation procedures for pledge of equity owned by Han Bing in Lemong Interaction. Upon completion of equity transfer, Party C shall pledge all the equity owned by Party C to Party A again in accordance with the provisions of the Master Agreement and this Supplementary Agreement.

三、丙方应在股权转让完成之日起十个工作日内将乐盟互动的股权出资证明书（正本）交付给甲方保管，并向甲方提交本补充协议项下质押已经适当地登记在股东名册上的证明，办理所有依中华人民共和国法律法规所要求的各项审批、登记备案手续，并提交在工商登记机关办理完毕的股权质押登记证明文件。
Party C shall, within ten working days after the completion of equity transfer, deliver to Party A the certificate (original) of equity capital contribution (original) of Lemong Interaction, submit to Party A the certificate that the pledge under this Supplementary Agreement has been properly registered in the register of shareholders, handle all approval, registration and filing procedures required by laws and regulations of the People’s Republic of China, and submit the certificate of registration of equity pledge completed at the industrial and commercial registration authority.

四、协议各方保证其具有完整的权利及授权签订和履行本补充协议。
Each party guarantees that it has complete rights and authorization to sign and perform this supplementary agreement.

五、本补充协议所列附件，为本补充协议不可分割的组成部分。
The annexes listed in this supplementary agreement are an integral part of this supplementary agreement.

六、本补充协议自各方正式签署之日起生效。
This supplementary agreement shall come into force as of the date of formal signing by all parties.

七、除本补充协议另有约定外，本补充协议用语的含义与主协议相同。
Unless otherwise agreed in this supplementary agreement, the terms in this supplementary agreement have the same meanings as those in the master agreement.

八、本补充协议为主协议的重要组成部分，与主协议具有同等效力；本补充协议未做约定的内容，继续按主协议执行；本补充协议与主协议冲突内容，则以本补充协议约定为准。
This Supplementary Agreement is an integral part of the Main Agreement and has the same effect as the Master Agreement; The contents not agreed in this Supplementary Agreement shall continue to be executed in accordance with the Master Agreement; Any conflict between this Supplementary Agreement and the Master Agreement shall prevail.

九、本补充协议以中文书就，正本一式十一份，各方各执一份，其余份数用于办理相关手续。
This supplementary agreement is made in Chinese, with eleven originals, one for each party, and the rest for relevant formalities.

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甲方：浙江乐燊科技有限公司（盖章）
Party a: Zhejiang leshen technology co., ltd. (seal)

By:	/s/ Baohua Feng
Name:	Baohua Feng
Title:	Authorized Representative
Date:	October 28, 2022

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乙方：封保华（签字）
Party B: Feng Baohua (signature)

By:	/s/ Baohua Feng
Name:	Baohua Feng
Date:	October 28, 2022

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乙方：深圳市乐盟投资合伙企业（有限合伙）（盖章）
Party B: Shenzhen Lemeng Investment Partnership (Limited Partnership) (seal)

By:	/s/ Baohua Feng
Name:	Baohua Feng
Title:	Authorized Representative
Date:	October 28, 2022

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乙方：韩冰（签字）
Party B: Han Bing (signature)

By:	/s/ Han Bing
Name:	Han Bing
Date:	October 28, 2022

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乙方：宁波淳信长赢启明投资中心（有限合伙）（盖章）
Party B: Ningbo Chunxin Changying Qiming Investment Center (Limited Partnership) (seal)

By:	/s/ Wang Wei
Name:	Wang Wei
Title:	Authorized Representative
Date:	October 28, 2022

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乙方：唐锡威（签字）
Party B: Tang Xiwei (Signature)

By:	/s/ Tang Xiwei
Name:	Tang Xiwei
Date:	October 28, 2022

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乙方：东莞中科中广创业投资有限公司（盖章）
Party B: Dongguan Zhongke Zhongguang Venture Capital Co., Ltd. (seal)

By:	/s/ Zheng Qiang
Name:	Zheng Qiang
Title:	Authorized Representative
Date:	October 28, 2022

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乙方：涂海川（签字）
Party B: Tu Haichuan (Signature)

By:	/s/ Tu Haichuan
Name:	Tu Haichuan
Date:	October 28, 2022

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[This page has no text, and is the signing page of the Supplementary Agreement to the Equity Pledge Agreement]

丙方：李向达（签字）
Party C: Li Xiangda (Signature)

By:	/s/ Li Xiangda
Name:	Li Xiangda
Date:	October 28, 2022

附件：
Attachment:

1.	乐盟互动股东名册。 List of shareholders of Le Meng Interactive.

2.	乐盟互动各股东出资额。 Contribution amount of each shareholder of Le Meng Interactive.